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                                                                EXHIBIT 23.1(b)


                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of JumboSports, Inc. on Form S-8 pertaining to the 1996 Stock Incentive Plan of our report dated March 22, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of JumboSports, Inc. for the year ended January 30, 1997.


                                                       /s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Tampa, Florida
January 20, 1998